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                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        YES! ENTERTAINMENT CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

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

                               PRELIMINARY COPY

                                    [LOGO]

                        YES! ENTERTAINMENT CORPORATION

                                ---------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 24, 1996

TO THE SHAREHOLDERS:

   Notice is hereby given that a Special Meeting of Shareholders of YES! Entertainment Corporation, a California corporation (the "Company"), will be held on September 24, 1996 at 10:00 a.m., local time, at the Four Points Hotel Sheraton, 5115 Hopyard Road, Pleasanton, California, 94588, for the following purposes:

   1. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.

   2. To ratify and approve an amendment to the Company's 1995 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 1,500,000 to a total of 2,500,000 shares.

   3. To transact such other business as may properly come before the meeting and any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on August 22, 1996 are entitled to notice of and to vote at the meeting.

   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                       By Order of the Board of Directors

                                       BRUCE D. BOWER
                                       Executive Vice President, General
                                        Counseland Secretary

Pleasanton, California
August 30, 1996

                               PRELIMINARY COPY

                        YES! ENTERTAINMENT CORPORATION

                                ---------------

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF SHAREHOLDERS

                                ---------------

                              PROCEDURAL MATTERS

GENERAL

   The enclosed Proxy is solicited on behalf of YES! Entertainment Corporation (the "Company") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, September 24, 1996 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Four Points Hotel Sheraton, 5115 Hopyard Road, Pleasanton, California 94588. The telephone number at that location is (510) 460-8800. The Company's principal executive offices are located at 3785 Hopyard Road, Suite 375, Pleasanton, California 94588. The Company's telephone number at that location is (510) 847-9444.

   These proxy solicitation materials were mailed on or about August 30, 1996 to all shareholders entitled to vote at the Special Meeting.

RECORD DATE

   Only shareholders of record at the close of business on August 22, 1996 (the "Record Date") are entitled to notice of and to vote at the Special
Meeting. As of the Record Date,     shares of the Company's Common Stock, no
par value, were issued and outstanding. No shares of Preferred Stock are outstanding.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING PROCEDURES

   Each shareholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the shareholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the matters scheduled to be voted on at the Special Meeting. Votes cast in person or by proxy will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent.

   Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted "FOR" the approval of the proposed change of the state of incorporation of the Company from California to Delaware and increase in the number of shares reserved for issuance under the Company's 1995 Stock Option Plan. For purposes of the approval of these proposals, both abstentions and broker non-votes will have the same effect as votes against these proposals.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

   A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting or any adjournment thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

SOLICITATION OF PROXIES

   The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies at an estimated fee of $4,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of the Company's shareholders intended to be presented at the regularly scheduled 1997 Annual Meeting of the Shareholders must be received by the Company no later than December 20, 1996, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                 PROPOSAL ONE

                          REINCORPORATION IN DELAWARE

INTRODUCTION

   The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent a current unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "YES! California" refers to the existing California corporation and the term "YES! Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of YES! California, which is the proposed successor to YES! California.

   The Proposed Reincorporation will be effected by merging YES! California into YES! Delaware (the "Merger"). Upon completion of the Merger, YES! California will cease to exist and YES! Delaware will continue to operate the business of the Company under the name YES! Entertainment Corporation. Pursuant to the Agreement and Plan of Merger between YES! California and YES! Delaware, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of YES! California Common Stock, no par value, will automatically be converted into one share of YES! Delaware Common Stock, $0.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF YES! DELAWARE.

   Upon the date on which the Merger is effective (the "Effective Date"), YES! Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of YES! California. Each outstanding and unexercised option, warrant or other right to purchase shares of YES! California Common Stock will become an option, warrant or right to purchase the same number of shares of YES! Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such YES! California option, warrant or stock purchase right at the Effective Date.

   The Reincorporation Proposal has been unanimously approved by YES! California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Special Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

   Shareholders of YES! California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware -- Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, and the Certificate of Incorporation and Bylaws of YES! Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

   Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement, and the Certificate of Incorporation and Bylaws of YES! Delaware, (ii) the assumption of YES! California's employee benefit plans and outstanding stock options by YES! Delaware and (iii) revisions to the Company's indemnification agreements with its officers and directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of YES! California Common Stock.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

   As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law and Delaware courts to their needs and to those of the corporation they own.

   Prominence, Predictability and Flexibility of Delaware Law. For many years,
   ----------------------------------------------------------
Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

   Well Established Principles of Corporate Governance. There is substantial
   ----------------------------------------------------
judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

   Increased Ability to Attract and Retain Qualified Directors. Both
   ------------------------------------------------------------
California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR FACILITIES OF THE COMPANY

   The Proposed Reincorporation will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The five directors who were elected at the Annual Meeting of Shareholders in May 1996 will become the directors of YES! Delaware. All employee benefit plans of YES! California will be assumed and continued by YES! Delaware. Each stock outstanding and an exercised option, warrant or other right to acquire Common Stock of YES! California will automatically be converted into an option, warrant or right to purchase the same number of shares of YES! Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. YES! California's other employee benefit arrangements will also be continued by YES! Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

   Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

   Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which YES! Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations." The elimination of cumulative voting could be viewed as having an antitakeover effect in that it can make it more difficult for a minority stockholder to gain a seat on the Board. In addition, the elimination of the right of stockholders controlling ten percent (10%) or more of the voting shares to call a special meeting of stockholders could be viewed as a way to limit the ability of a significant stockholder to obtain approval by stockholders in a takeover situation. Other measures permitted under Delaware law, which the Company does not intend to implement, include the establishment of a staggered board of directors. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of YES! California and YES! Delaware." For a discussion of differences between the laws of

California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

   In addition, Delaware law permits a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF YES! CALIFORNIA AND YES! DELAWARE

   The provisions of the YES! Delaware Certificate of Incorporation and Bylaws are similar to those of the YES! California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the YES! Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, YES! Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

   The Articles of Incorporation of YES! California currently authorize the Company to issue up to 200,000,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of YES! Delaware provides that the Company will have 48,000,000 authorized shares of Common Stock, $0.001 par value, and 2,000,000 shares of Preferred Stock, $0.001 par value. Like YES! California's Articles of Incorporation, YES! Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

   Monetary Liability of Directors. The Articles of Incorporation of YES!
   --------------------------------
California and the Certificate of Incorporation of YES! Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the YES! Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the YES! California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware --Indemnification and Limitation of Liability."

   Size of the Board of Directors. The Bylaws of YES! Delaware provide for a
   -------------------------------
Board of Directors consisting of five directors. The Bylaws of YES! California provide for a Board of Directors of from five to nine members, with the exact number currently set at five directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The YES! Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of YES! Delaware could amend the Bylaws to change the size of the Board of Directors from five directors without further stockholder approval. If the Reincorporation Proposal is approved, the five directors of YES! California who were elected at the Annual Meeting of Shareholders in May 1996 will continue as the five directors of YES! Delaware after the Proposed Reincorporation is consummated.

   Cumulative Voting for Directors. Under California law, if a shareholder has
   -------------------------------
given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The YES! Delaware Certificate of Incorporation does not provide for cumulative voting rights.

   Power to Call Special Shareholders' Meetings. Under California law, a
   --------------------------------------------
special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of YES! Delaware currently authorize the Board of Directors, the Chairman of the Board, the President and the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without stockholder approval.

   Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. YES! California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director by the vote or written consent of the shareholders or by court order. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of YES! Delaware provide, consistent with the Bylaws of YES! California, that any vacancy created by the removal of a director by the stockholders of YES! Delaware or by court order may be filled only by the stockholders. Following the Proposed Reincorporation, the Board of Directors of YES! Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

   Loans to Officers and Employees. Under California law, any loan or guaranty
   -------------------------------
to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under Delaware law, stockholders of any corporation with 100 or more stockholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of YES! California do not contain the foregoing provision. Pursuant to the YES! Delaware Bylaws and in accordance with Delaware law, YES! Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Company has no present commitments, understandings or intentions to make any loan or guarantee to any of its officers, directors or employees.

   Voting by Ballot. California law provides that the election of directors
   ----------------
may proceed in the manner described in a corporation's bylaws. YES! California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder at the meeting demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of YES! Delaware do not address election by ballot, but the Certificate of Incorporation of YES! Delaware provides that election of directors shall not be by written ballot. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

   Following the Special Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the offices of the California Secretary of State and the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND
DELAWARE

   The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

   Stockholder Approval of Certain Business Combinations.

   In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203, certain "business combinations" of a Delaware corporation with "any interested stockholder" are subject to a three-year moratorium unless specified conditions are met.

   Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

   For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); any transaction involving the corporation or any direct or indirect majority- owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible to such stock, of the corporation or the majority-owned subsidiary which is owned by the interested stockholder (except as a result of immaterial changes due to fractional share adjustments or as a result of purchases or redemptions not caused, directly or indirectly, by the interested stockholder); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

   The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

   Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange,
(ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, YES! Delaware does not intend to so elect.

   Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for YES! Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to YES! Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for YES! Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

   Removal of Directors.

   Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of YES! Delaware does not provide for a classified board of directors or for cumulative voting.

   Classified Board of Directors.

   A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although YES! California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The YES! Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and YES! Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of YES! Delaware.

   Indemnification and Limitation of Liability.

   California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

   The Articles of Incorporation of YES! California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duties to the corporation or its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

   The Certificate of Incorporation of YES! Delaware also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve YES! Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

   California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine; and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

   California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

   Delaware law generally permits indemnification of expenses, including attorneys fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors, even though such directors may constitute less than a quorum; if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or by the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

   Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

   California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. YES! California's Articles of Incorporation permit indemnification of its directors and officers to the extent permitted by the California Corporations Code. YES! California has entered into indemnification agreements with its officers and directors.

   Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances, limitations on indemnification may be imposed by a court, however, based on principles of public policy.

   A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by YES! California with its officers and directors may be assumed by YES! Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

   Inspection of Shareholder List.

   Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

   Dividends and Repurchases of Shares.

   California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

   Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

   Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired immediately prior thereto and such redemption or repurchase would not impair the capital of the corporation.

   To date, the Company has never declared or paid any cash dividends on its Common Stock. The Company intends to reinvest earnings, if any, in the development and expansion of the Company's business. Any future declaration of cash dividends will be at the discretion of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Company, general economic conditions and other pertinent factors. In addition, the Loan and Security Agreement entered into with Congress Financial limits the Company's ability to pay dividends without the lender's consent.

   Stockholder Voting.

   Both California and Delaware law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own, immediately after the reorganization, equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

   Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

   With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

   California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations."

   California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

   Interested Director Transactions.

   Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or
(b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Though YES! Delaware, like YES! California, has a board constituted of one inside director and four outside directors, conceivably certain transactions that the Board of Directors of YES! California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of YES! Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

   Shareholder Derivative Suits.

   California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

   Appraisal Rights.

   Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

   The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization, will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring, corporation or its parent entity (as will be the case in the Reincorporation Proposal). California law generally affords appraisal rights mainly in sale of asset reorganizations. Appraisal or dissenters' rights are, therefore, not available to shareholders of YES! California with respect to the Reincorporation Proposal.

   Dissolution.

   Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. YES! Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of YES! Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

   The following is a discussion of certain federal income tax considerations that may be relevant to holders of YES! California Common Stock who receive YES! Delaware Common Stock in exchange for their YES! California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular YES! California shareholders, such as dealers in securities, or those YES! California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire YES! California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

   Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

      (a) No gain or loss should be recognized by holders of YES! California Common Stock upon receipt of YES! Delaware Common Stock pursuant to the Proposed Reincorporation;

      (b) The aggregate tax basis of the YES! Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the YES! California Common Stock surrendered in exchange therefor; and

      (c) The holding period of the YES! Delaware Common Stock received by each shareholder of YES! California should include the period for which such shareholder held the YES! California Common Stock surrendered in exchange therefor, provided that such YES! California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

   The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by YES! Delaware and YES! California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of YES! California retain, through ownership of YES! Delaware stock, a significant equity interest in YES! California's business after the Proposed Reincorporation.

   A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of YES! California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the YES! Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of YES! Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held YES! California Common Stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than YES! Delaware Common Stock in exchange for the shareholder's YES! California Common Stock.

                                 PROPOSAL TWO

                      AMENDMENT OF 1995 STOCK OPTION PLAN

   The 1995 Stock Option Plan (the "1995 Plan") was adopted by the Board of Directors in July 1995 and was approved by the Company's shareholders at the Annual Meeting of Shareholders in May 1996. In June 1996, the Board approved an amendment to the 1995 Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares for a total of 2,500,000 shares of Common Stock. As of July 31, 1996, options to purchase an aggregate of 2,000 shares had been exercised, options to purchase an aggregate of 989,570 shares held by 115 optionees were outstanding at a weighted average per share
exercise price of $   , and 8,470 shares remained available for future grants
under the 1995 Plan.

   The Company's shareholders are requested to approve the amendment to the 1995 Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares. The Company relies upon the 1995 Plan to attract and retain skilled employees and consultants and quality management. The Board of Directors believes it is in the Company's best interests to increase the shares reserved for issuance under the 1995 Plan so that the company may continue to attract and retain the services of key employees and consultants by granting options to purchase the Company's Common Stock and may increase incentive to its employees and consultants in the form of equity ownership. While encouraging employees and consultants to be shareholders, the Company also recognizes that option grants to employees can result in dilution to existing shareholders.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

   The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote will be required to approve the Amendment of the 1995 Plan. Both abstentions and broker non-votes will have the same effect as votes against this proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1995 PLAN

   A description of the principal features of the 1995 Plan, as amended, is set forth below.

   General. The 1995 Plan gives the Board, or a committee that the Board
   -------
appoints, authority to grant options or rights to purchase Common Stock. Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or its committee.

   Purpose. The purposes of the 1995 Plan are to attract and retain the best
   -------
available personnel for the Company, provide additional incentive to the employees and consultants of the Company and promote the success of the Company's business.

   Administration of the 1995 Plan. The 1995 Plan may be administered by the
   -------------------------------
Board or a committee of the Board which is required to be constituted to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable laws (the "Administrator"). Subject to the other provisions of the 1995 Plan, The Administrator has the power to determine the terms of any options granted, including the exercise price, the number of shares subject to the option ad the exercisability thereof. The plan is currently being administered by the Compensation Committee of the Board, the members of which are outside directors who are ineligible to participate in any discretionary stock plan of the Company. The interpretation and construction of any provision of the 1995 Plan by the Administrator shall be final and binding.

   Eligibility and Terms of Options. Nonstatutory stock options may be granted
   --------------------------------
to employees and consultants. Incentive stock options may be granted only to employees. An optionee who has been granted an option may, if he or she is otherwise eligible, be granted additional options. With respect to any optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company (a "10% Shareholder"), the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options under the 1995 Plan may not exceed ten years. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there is taken into account the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors.

   Terms and Conditions of Options. Each option granted under the 1995 Plan is
   -------------------------------
evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

      (a)  Exercise Price. The Administrator determines the exercise price of
           --------------
   options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. With respect to a 10% Shareholder, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value per share on the grant date. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid if no sales were reported) as quoted on such system.

      (b)  Exercise of the Option. Each stock option agreement will specify
           ----------------------
   the term of the option and the date when the option is to become exercisable. The terms of such vesting are to be determined by the Administrator. Options granted under the 1995 Plan to date generally become exercisable over four years at a rate of one-fourth of the shares subject to the options at the end of one year from the date of grant (or the date of the first day of employment in the case of options granted to new employees) and 1/48 at the end of each month thereafter. The maximum term of an option granted under the 1995 Plan may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% Shareholder). An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

      (c)  Form of Consideration. The consideration to be paid for the shares
           ---------------------
   of Common Stock issued upon exercise of an option shall be determined by the Administrator and is set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the option agreement.

      (d)  Termination of Employment. In the event an optionee's continuous
           -------------------------
   status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his or her option, but only within such period of time not to exceed three months from the date of such termination, as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option or when unspecified at the time of grant) and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). Options granted under the 1995 Plan to date have generally provided that optionees may exercise their options within three months from the date of termination of employment (other than for death or disability).

      (e)  Disability. In the event an optionee's continuous status as an
           ----------
   employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his or her option, but only within twelve months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement).

      (f)  Death. In the event of an optionee's death, the optionee's estate
           -----
   or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within twelve months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement).

      (g)  Termination of Options. The maximum term of an option granted
           ----------------------
   under the 1995 Plan may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% Shareholder). No option may be exercised by any person after the expiration of its term.

      (h)  Nontransferability of Options. Options granted under the 1995 Plan
           -----------------------------
   are not generally transferable by the optionee except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by such optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

      (i)  Limitations. If the aggregate fair market value of all shares of
           -----------
   Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options. No employee shall be granted, in any fiscal year of the Company, options to purchase more than 300,000 shares of the Company's Common Stock.

      (j)  Other Provisions. The stock option agreement may contain such
           ----------------
   other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Administrator.

   Adjustment Upon Changes in Capitalization; Corporate Transactions. In the
   -----------------------------------------------------------------
event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Administrator in: (i) the number of shares of Common Stock subject to the 1995 Plan, (ii) the number and class of shares of stock subject to any option outstanding under the 1995 Plan,
(iii) and the exercise price of any such outstanding option. The determination of the Administrator as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each optionee the right to exercise his option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable.

   Notwithstanding the above, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the 1995 Plan requires that each outstanding option be assumed or an equivalent option be substituted by the successor corporation. If the options are not assumed or substituted, the optionee shall have the right to exercise the option as to all of the stock subject to the option for a period of fifteen days from the date of notice of acceleration by the Board.

   Amendment and Termination of the 1995 Plan. The Board may at any time
   ------------------------------------------
amend, alter, suspend or terminate the 1995 Plan. The Company shall obtain shareholder approval of any amendment to the 1995 Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is traded). Any amendment or termination of the 1995 Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1995 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company. In any event, the 1995 Plan shall terminate in July 2005. Any options outstanding under the 1995 Plan at the time of its termination shall remain outstanding until they expire by their terms.

TAX INFORMATION

   Options granted under the 1995 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Shareholder of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE 1995 PLAN

   The following table sets forth information with respect to options granted under the 1995 Plan as of July 31, 1996 to (i) each of the current executive officers, (ii) all current executive officers as a group, (iii) all current non-executive directors as a group and (iv) all other employees (excluding executive officers) as a group:

                                     SHARES SUBJECT TO     WEIGHTED AVERAGE
NAME AND POSITION                     OPTIONS GRANTED  EXERCISE PRICE PER SHARE
- ------------------------------------ ----------------- ------------------------
Donald D. Kingsborough
Chairman of the Board and Chief
Executive Officer...................      125,000               $ 5.75

Sol Kershner
Chief Financial Officer and Chief
Operating Officer...................       75,000                 5.75

William Radin
Executive Vice President,
Operations..........................       55,000                 5.88

Bruce D. Bower
Executive Vice President, General
Counsel and Secretary...............       55,000                 5.75

Patricia Root
Executive Vice President, Product
Development.........................       55,000                 5.88

Emil Heidkamp
Executive Vice President, Sales.....       90,000                10.69

Sharon Duncan
Executive Vice President,
International.......................       75,000                10.69

All current executive officers as a
group (7 persons)...................      530,000                 7.33

All current non-executive directors
as a group (4 persons)..............            0                  --

All other employees (excluding
current executive officers) as a
group...............................      461,530                 6.67

                         TRANSACTION OF OTHER BUSINESS

   The Board of Directors of the Company knows of no other matters which may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       BRUCE D. BOWER
                                       Executive Vice President, General
                                        Counsel and Secretary

Pleasanton, California
August 30, 1996

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 31, 1996 by (i) each person or entity who is known by the Company to own beneficially five percent (5%) or more of the outstanding Common Stock of the Company, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and four other most highly compensated executive officers for the year ended December 31, 1995, and (iv) all directors and executive officers of the Company as a group.

                                                                   PERCENTAGE OF
                                                         SHARES       SHARES
                                                      BENEFICIALLY BENEFICIALLY
NAME OR GROUP OF BENEFICIAL OWNER                       OWNED(1)     OWNED(1)
- ----------------------------------------------------- ------------ -------------
PRINCIPAL SHAREHOLDERS(2)
 Sandler Capital Management(3).......................  1,362,788        8.9%
  767 Fifth Avenue
  New York, NY 10153
 Capital Cities Capital, Inc.(4).....................  1,120,797        7.4
  77 West 66th Street
  New York, NY 10023-6298

DIRECTORS
 Michael J. Marocco(3)...............................  1,362,788        8.9
 Gary L. Nemetz(5)...................................    529,252        3.4
 David C. Costine(6).................................    452,794        2.9
 Donald D. Kingsborough(7)...........................    445,235        2.8
 Esmond T. Goei(8)...................................    279,247        1.7

NAMED OFFICERS
 Sol Kershner(9).....................................     90,580          *
 Patricia Root(10)...................................     33,974          *
 William Radin(11)...................................     20,186          *
 Bruce D. Bower(12)..................................     17,747          *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (11
 persons)(13)........................................  3,232,803       21.0%

- -------
   *Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of July 31, 1996 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d), 13(f) or 13(g) of the Exchange Act.

 (3) Includes 180,807, 61,518, 24,341, 71,685, 330,857 and 148,885 shares held by 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P., 21st Century Communications Foreign Partners, L.P., Sandler Mezzanine Foreign Partners, L.P., Sandler Mezzanine Partners, L.P. and Sandler Mezzanine T-E Partners, L.P., respectively. Also includes 180,807, 61,517, 24,341, 10,753, 49,631 and
     22,334 shares, respectively, subject to warrants exercisable within 60 days of July 31, 1996. Also includes 15,312 shares subject to options granted to Mr. Marocco pursuant to the 1995 Director Stock Option Plan. Mr. Marocco, a Managing Director of Sandler Capital Management, with which the above entities are affiliated, may be deemed to share voting and dispositive power with regard to such shares.

 (4) Includes 61,274 shares subject to warrants exercisable within 60 days of July 31, 1996. The Walt Disney Company, which acquired Capital Cities Capital, Inc. (a wholly-owned subsidiary of Capital Cities/ABC) on February 9, 1996, may be deemed to share voting and dispositive power with regard to such shares.

 (5) Includes 193,948, 138,091, 114,546 and 33,951, shares held by Transition Capital Management Company, as Trustee, Gary Nemetz, as Trustee, Admiral Capital Corporation, and Admiral Capital Corporation, as Trustee, respectively. Also includes 43,543, 33,332 and 15,417 shares held by Admiral Capital Corporation, as Trustee, Gary Nemetz, as Trustee, and Transition Capital Management Company, as Trustee, respectively, which are subject to warrants exercisable within 60 days of July 31, 1996. Also includes 15,312 shares subject to options granted to Mr. Nemetz pursuant to the 1995 Director Stock Option Plan. Mr. Nemetz, who owns or controls the partnership interests in Transition Capital Management Company, with which Admiral Capital Corporation and Mr. Goei, who is also a director of the Company, are affiliated, may be deemed to share voting and dispositive power with regard to such shares.

 (6) Includes 70,490 shares subject to warrants exercisable within 60 days of July 31, 1996. Also includes 15,312 shares subject to options granted to Mr. Costine pursuant to the 1995 Director Stock Option Plan. Mr. Costine, a general partner of Costine Associates, L.P., which is the general partner of Corporate Venture Partners, L.P., may be deemed to share voting and dispositive power with regard to such shares.

 (7) Includes (i) 124,664 shares subject to options exercisable within 60 days of July 31, 1996 and (ii) 16,499 shares subject to warrants exercisable within 60 days of July 31, 1996. Also includes 9,000 shares transferred to Mr. Kingsborough's children. Excludes 19,998 shares held in trust for Mr. Kingsborough's children, as to which Mr. Kingsborough disclaims beneficial ownership.

 (8) Includes 193,948 shares held by Transition Capital Management Company, as Trustee, 11,058 shares held by Mr. Goei, 8,500 shares jointly held by Mr. Goei and his wife, and 28,538 held in trust by Mr. Goei's wife. Also includes 15,312 shares subject to options granted to Mr. Goei pursuant to the 1995 Director Stock Option Plan. Also includes 15,417 and 1,332 shares held by Transition Capital Management Company, as Trustee and Evelyn Goei, as Trustee, respectively, which are subject to warrants exercisable within 60 days of July 31, 1996. Mr. Goei is a General Partner of Transition Ventures I, L.P. of which Transition Capital Management Company is the Trustee. Mr. Goei and Mr. Nemetz, who is also a director of the Company, may be deemed to share voting and dispositive power with regard to such shares. Excludes 9,252 shares held by Transition Capital Investments I, Ltd., which is managed by Transition Venture Management Pte. Ltd., a venture fund in which Mr. Goei owns a minority interest and was previously an officer, and which holds 437 shares. Mr. Goei disclaims beneficial ownership of such shares.

 (9) Includes 29,167 shares subject to options exercisable within 60 days of July 31, 1996.

(10) Includes 7,292 shares subject to options exercisable within 60 days of July 31, 1996.

(11) Includes 20,186 shares subject to options exercisable within 60 days of July 31, 1996.

(12) Includes 17,747 shares subject to options exercisable within 60 days of July 31, 1996.

(13) Includes     shares subject to options and warrants exercisable within 60 days of July 31, 1996.

                            ADDITIONAL INFORMATION

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth, as to the Chief Executive Officer and each of the four other most highly compensated executive officers as of December 31, 1995 whose salary plus bonus exceeded $100,000 during the last fiscal year (the "Named Officers"), certain information concerning compensation for services to the Company in all capacities during the last two fiscal years.

                                                           LONG-TERM
                                                          COMPENSATION
                                                          ------------
                                  ANNUAL COMPENSATION        AWARDS
                                  ----------------------- ------------
                                                           SECURITIES   ALL OTHER
                                    SALARY        BONUS    UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)         ($)(1)   OPTIONS(#)     ($)(2)
- ---------------------------  ---- ----------    --------- ------------ ------------
Donald D. Kingsborough...    1995 $  275,500    $  33,645   320,497      $ 1,099(3)
 President and Chief Ex-     1994    265,988       --         --             -- (4)
  ecutive Officer
Sol Kershner.............    1995    156,672(5)    30,480   125,000          439
 Chief Financial Officer     1994     99,083(6)    --         --             --
  and
 Chief Operating Officer
William Radin............    1995    216,076       27,694    85,062          761
 Executive Vice Presi-       1994    153,465       --        5,000        35,000(7)
  dent, Operations
Bruce D. Bower...........    1995    133,423       17,089    85,062          --
 Executive Vice Presi-       1994     95,719(8)    --        11,666          --
  dent, General
 Counsel and Secretary
Patricia Root............    1995    131,357       16,832    91,543          --
 Executive Vice President    1994    136,955       --         --             --

- -----------------
(1) Represents profit sharing bonuses paid pursuant to the Company's 1995 Profit Sharing Plan.

(2) Includes premiums paid on term life insurance.

(3) Does not include approximately $50,250 representing Mr. Kingsborough's share of royalties paid to Shoot the Moon, Inc., a product licensor of the Company, in 1995.

(4) Does not include approximately $58,000 representing Mr. Kingsborough's share of royalties paid to Shoot the Moon, Inc. in 1994.

(5) Mr. Kershner resigned as the Company's Chief Financial Officer in August 1994 and served as a consultant to the Company until July 31, 1995 when he was reappointed Chief Financial Officer and appointed Chief Operating Officer. Does not include $90,135 paid to Mr. Kershner for consulting services rendered from January, 1995 through mid-July 1995.

(6) Does not include $74,028 paid to Mr. Kershner for consulting services rendered from August 1994 through December 1994.

(7) Represents amounts reimbursed for relocation expenses.

(8) Mr. Bower joined the Company in March 1994. His annualized base salary for that year was $125,000.

OPTION GRANTS IN LAST FISCAL YEAR

   The following table shows, as to the Named Officers, information concerning stock options granted during the fiscal year ended December 31, 1995.

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                          ANNUAL RATES OF STOCK
                                                                         PRICE APPRECIATION FOR
                                        INDIVIDUAL GRANTS                    OPTION TERM(4)
                         ----------------------------------------------- -----------------------
                         NUMBER OF
                         SECURITIES PERCENT OF TOTAL
                         UNDERLYING OPTIONS GRANTED
                          OPTIONS   TO EMPLOYEES IN  EXERCISE EXPIRATION
          NAME           GRANTED(1)  FISCAL YEAR(2)   PRICE    DATE(3)          5%         10%
- ------------------------ ---------- ---------------- -------- ---------- ---------- ------------
Donald D. Kingsborough..   95,497          8.1%       $2.25    12/21/02  $  135,129 $    342,445
                          100,000          8.4         5.25    07/31/05     330,170      836,715
                          125,000         10.6         5.75    10/31/05     452,018    1,145,502
Sol Kershner............   50,000          4.2         5.25    07/31/05     165,085      418,357
                           75,000          6.3         5.75    10/31/05     271,211      687,301
William Radin...........    5,062          0.4         2.25    10/08/03       7,163       18,152
                           25,000          2.1         5.25    07/31/05      82,542      209,179
                           55,000          4.6         5.88    10/31/05     203,212      514,978
Patricia Root...........   11,543          1.0         2.25    12/21/02      16,333       41,392
                           25,000          2.1         5.25    07/31/05      82,542      209,179
                           55,000          4.6         5.88    10/31/05     203,212      514,978
Bruce D. Bower..........    5,062          0.4         2.25    04/18/04       7,163       18,152
                           25,000          2.1         5.25    07/31/05      82,542      209,179
                           55,000          4.6         5.75    10/31/05     203,212      514,978

- -----------------
(1) Options in this table are either incentive stock options or nonstatutory stock options, were granted under the 1992 Stock Option Plan (the "1992 Plan") or the 1995 Stock Option Plan (the "1995 Plan") and have exercise prices equal to the fair market value on the date of grant. Options granted under the 1992 Plan have five- or ten-year terms, and options granted under the 1995 plan have ten-year terms. All such options vest over a four-year period at the rate of one-fourth of the shares at the end of one year from the date of grant (or the first day of employment for new employees) and 1/48th per month thereafter.

(2) The Company granted options for 1,183,971 shares of Common Stock to employees in fiscal 1995.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or disability or, under certain circumstances, upon an acquisition of the Company. Options for 101,471 shares had terminated as of December 31, 1995.

(4) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (5 or 10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 28% (at 5% per year) and 61% (at 10% per year) for five-year options and approximately 63% (at 5% per year) and 159% (at 10% per year) for ten-year options. If the price of the Company's Common Stock were to increase at such rates from the price at 1995 fiscal year end ($6 5/8 per share), the resulting stock price at 5% and 10% appreciation would be approximately $8.46 and $10.67, respectively, at the end of 5 years, and $10.79 and $17.18, respectively, at the end of 10 years. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

OPTION EXERCISES AND HOLDINGS

   The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1995 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1995. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1995.

                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                              OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END ($)(1)
                                              ------------------------------   -------------------------
                           SHARES
                          ACQUIRED    VALUE
                             ON      REALIZED
          NAME           EXERCISE(#)   ($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
- ------------------------ ----------- -------- ------------    --------------   ----------- -------------
Donald D. Kingsborough..     --        --             95,497           225,000  $417,779     $984,375
Sol Kershner............     --        --                --            125,000       --       546,875
William Radin...........     --        --              9,061            87,667    39,642      383,543
Bruce D. Bower..........     --        --              7,319            89,410    32,018      391,167
Patricia Root...........     --        --              8,978            82,565    39,278      361,222

- -----------------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1995 (the last trading day of fiscal 1995) on the Nasdaq National Market of $6 5/8 minus the exercise price.

                                                                      EXHIBIT A


                         AGREEMENT AND PLAN OF MERGER
                      OF YES! ENTERTAINMENT CORPORATION,
                            A DELAWARE CORPORATION,
                                      AND
                        YES! ENTERTAINMENT CORPORATION,
                           A CALIFORNIA CORPORATION

  THIS AGREEMENT AND PLAN OF MERGER dated as of September , 1996 (the "Agreement") is between YES!, a Delaware corporation ("YES! Delaware"), and YES! Entertainment Corporation, a California corporation ("YES! California"). YES! Delaware and YES! California are sometimes referred to herein as the "Constituent Corporations."

                                   RECITALS

   A. YES! Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 50,000,000 shares, $0.001 par value, of which 48,000,000 shares are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of YES! Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of September , 1996, 100 shares of Common Stock were issued and outstanding, all of which are held by YES! California, and no shares of Preferred Stock were issued and outstanding.

   B. YES! California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 202,000,000 shares, no par value, of which 200,000,000 are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of YES! California is undesignated as to series, rights, preferences, privileges or
restrictions. As of September  , 1996,     shares of Common Stock were issued
and outstanding, and no shares of Preferred Stock were issued and outstanding.

   C. The Board of Directors of YES! California has determined that, for the purpose of effecting the reincorporation of YES! California in the State of Delaware, it is advisable and in the best interests of YES! California and its shareholders that YES! California merge with and into YES! Delaware upon the terms and conditions herein provided.

   D. The respective Boards of Directors of YES! Delaware and YES! California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

   NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, YES! Delaware and YES! California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                    MERGER

   1.1  Merger. In accordance with the provisions of this Agreement, the
        ------
Delaware General Corporation Law and the California General Corporation Law, YES! California shall be merged with and into YES! Delaware (the "Merger"), the separate existence of YES! California shall cease and YES! Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and YES! Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be YES! Entertainment Corporation.

   1.2 Filing and Effectiveness. The Merger shall become effective when the
       -------------------------
following actions shall have been completed:

      (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

      (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

      (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

      (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

   The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

   1.3 Effect of the Merger. Upon the Effective Date of the Merger, the
       --------------------
separate existence of YES! California shall cease and YES! Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and YES! California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of YES! California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of YES! California in the same manner as if YES! Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                      II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

   2.1  Certificate of Incorporation. The Certificate of Incorporation of YES!
        -----------------------------
Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

   2.2  Bylaws. The Bylaws of YES! Delaware as in effect immediately prior to
        ------
the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

   2.3  Directors and Officers. The directors and officers of YES! California
        -----------------------
immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

   3.1  YES! California Common Stock. Upon the Effective Date of the Merger,
        -----------------------------
each share of YES! California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

   3.2  YES! California Options and Stock Purchase Rights. Upon the Effective
        --------------------------------------------------
Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1992 Stock Option Plan, the 1995 Stock Option Plan and the 1995 Directors Stock Option Plan) and all other employee benefit plans (including without limitation the 401(k) Matching Plan, the Profit Sharing Plan and the Executive Profit Sharing Plan) of YES! California. Each outstanding and unexercised option or other right to purchase or security convertible into YES! California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of YES! California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such YES! California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of YES! California.

  A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of YES! California Common Stock so reserved immediately prior to the Effective Date of the Merger.

   3.3  YES! Delaware Common Stock. Upon the Effective Date of the Merger, each
        ---------------------------
share of Common Stock, $.001 par value, of YES! Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by YES! Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

   3.4  Exchange of Certificates. After the Effective Date of the Merger, each
        ------------------------
holder of an outstanding certificate representing shares of YES! California Common Stock may, at such stockholder's option, surrender the same for cancellation to Continental Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of YES! California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of YES! California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of YES! California Common Stock were converted in the Merger.

   The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

   Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of YES! California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

   If any certificate for shares of YES! Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to YES! Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of YES! Delaware that such tax has been paid or is not payable.

                                       IV

                                    GENERAL

   4.1  Covenants of YES! Delaware. YES! Delaware covenants and agrees that it
        --------------------------
will, on or before the Effective Date of the Merger:

      (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

      (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by YES! Delaware of all of the franchise tax liabilities of YES! California; and

      (c) Take such other actions as may be required by the California General Corporation Law.

   4.2  Further Assurances. From time to time, as and when required by YES!
        -------------------
Delaware or by its successors or assigns, there shall be executed and delivered on behalf of YES! California such deeds and other instruments, and there shall be taken or caused to be taken by YES! Delaware and YES! California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by YES! Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of YES! California and otherwise to carry out the purposes of this Agreement, and the officers and directors of YES! Delaware are fully authorized in the name and on behalf of YES! California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

   4.3  Abandonment. At any time before the filing of this Agreement with the
        -----------
Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either YES! California or YES! Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of YES! California or by the sole stockholder of YES! Delaware, or by both.

   4.4  Amendment. The Boards of Directors of the Constituent Corporations may
        ----------
amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

   4.5  Registered Office. The registered office of the Surviving Corporation
        ------------------
in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

   4.6  Agreement. Executed copies of this Agreement will be on file at the
        ---------
principal place of business of the Surviving Corporation at 3875 Hopyard Road, Suite 375, Pleasanton, California 94588 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

   4.7  Governing Law. This Agreement shall in all respects be construed,
        -------------
interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

   4.8  Counterparts. In order to facilitate the filing and recording of this
        ------------
Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of YES! Delaware and YES! California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                       YES! Entertainment Corporation a
                                        Delaware corporation

                                       By:
                                          -------------------------------------
                                                 Donald D. Kingsborough
                                          President and Chief Executive Officer

ATTEST:

- -----------------------------------
         Bruce D. Bower
   Executive Vice President,
 General Counsel and Secretary

                                       YES! Entertainment Corporation a
                                        California corporation

                                       By:
                                          -------------------------------------
                                                Donald D. Kingsborough
                                          President and Chief Executive Officer

ATTEST:

- -----------------------------------
         Bruce D. Bower
   Executive Vice President,
  General Counsel and Secretary

                                                                      EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                      OF
                        YES! ENTERTAINMENT CORPORATION

             The name of the Corporation is YES! Entertainment Corporation
FIRST:       (the "Corporation").

SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is Fifty Million (50,000,000), consisting of Forty-Eight Million (48,000,000) shares of Common Stock, $0.001 par value (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock, $0.001 par value (the "Preferred Stock").

             The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

             The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:       The name and mailing address of the incorporator are as follows:

                   Debra B. Rosler
                   Wilson Sonsini Goodrich & Rosati
                   650 Page Mill Road
                   Palo Alto, CA 94304

SIXTH:       The Corporation is to have perpetual existence.

SEVENTH: The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH:
             The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

             In furtherance and not in limitation of the powers conferred by
NINTH: the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

             Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:    At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

TWELFTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

             The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: August 6, 1996

                                       ___________________________________
                                       Debra B. Rosler
                                       Incorporator

                                                                      EXHIBIT C

                                    BYLAWS
                                      OF
                        YES! ENTERTAINMENT CORPORATION
                           (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

1.1  PRINCIPAL OFFICE

   The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2  OTHER OFFICES

   The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

2.1  PLACE OF MEETINGS

   Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2  ANNUAL MEETING

   The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Wednesday of June in each fiscal year at such time as the Board shall determine. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

2.3  SPECIAL MEETING

   A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president.

   If a special meeting is called by any person or persons other than the board of directors or the chairman of the board or the president, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at-the time requested by the person or persons calling the meeting, so long as that time is not less than ten (10) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4  NOTICE OF STOCKHOLDERS' MEETINGS

   All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice the board intends to present for election.

2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

   Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent postage prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at such time as it is delivered personally or deposited in the mail or sent by telegram or other means of written communication.

   An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.6  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

   To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

2.7  QUORUM

   The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the certificate of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

   When a quorum is present at any meeting, the affirmative vote of holders of a the majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

   If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8  ADJOURNED MEETING; NOTICE

   When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9  VOTING
   The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting arrangements).

   Except as otherwise provided in the certificate of incorporation or bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10  NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

   No action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, in a consent in writing.

2.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING
   For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

   If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

   A determination of stockholders or record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

   The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

2.12  PROXIES

   Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware (relating to the irrevocability of proxies).

2.13  ORGANIZATION
   The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14  LIST OF STOCKHOLDERS ENTITLED TO VOTE

   The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS

3.1  POWERS
   Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2  NUMBER OF DIRECTORS

   The board of directors shall consist of five (5) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS

   Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4  RESIGNATION AND VACANCIES

   Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

   Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

   Unless otherwise provided in the certificate of incorporation or these bylaws:

      (1) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

      (2) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

   If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

   If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware (relating to meetings of shareholders) as far as applicable.

3.5  REMOVAL OF DIRECTORS

   Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE

   Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

   Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.7  FIRST MEETINGS

   The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.8  REGULAR MEETINGS
   Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.9  SPECIAL MEETINGS; NOTICE
   Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, the secretary or any two directors.

   Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.10  QUORUM

   A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

   A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.11  WAIVER OF NOTICE

   Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting other than for the express purpose of objecting at the beginning of the meeting of the transaction of any business because the meeting is not lawfully called or convened. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.12  ADJOURNMENT
   A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.13  NOTICE OF ADJOURNMENT

   Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

3.14  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

  Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

3.15  FEES AND COMPENSATION OF DIRECTORS

   Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.16  APPROVAL OF LOANS TO OFFICERS

   The corporation may lend money or property to, or guarantee the obligations of, or otherwise assist any officer or other employee of the corporation or its parent or any subsidiary, whether or not a director of the corporation or its parent or any subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.17  SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION

   In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

3.18  NOMINATION OF DIRECTORS; STOCKHOLDER BUSINESS AT ANNUAL MEETINGS

   Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the board of directors or any nominating committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally. However, a stockholder generally entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only of written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, 60 days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder, each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors of the corporation; and (e) the consent of each nominee to serve as a director of the corporation if so elected. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. A majority of the board of directors may reject any nomination by a stockholder not timely made or otherwise not in accordance with the terms of this Section 3.18. If a majority of the board of directors reasonably determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.18 in any material respect, the secretary of the corporation shall promptly notify such stockholder of the deficiency in writing. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed ten days from the date such deficiency notice is given to the stockholder, as a majority of the board of directors shall reasonably determine. If the deficiency is not cured within such period, or if a majority of the board of directors reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this Section 3.18 in any material respect, then a majority of the board of directors may reject such stockholder's nomination.

The secretary of the corporation shall notify a stockholder in writing whether the stockholder's nomination has been made in accordance with the time and information requirements of this Section 3.18.

   At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder of the corporation who complies with the notice procedures set forth in this Section
3.18. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days prior to the meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following information: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder and
(d) any material direct or indirect interest, financial or otherwise of the stockholder or its affiliates or associates in such business. The board of directors may reject any stockholder proposal not timely made in accordance with this Section 3.18. If the board of directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements hereof, the secretary of the corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall then have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed ten days from the date such deficiency notice is given to the stockholder, as the board of directors shall determine. If the deficiency is not cured within such period, or if the board of directors determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this
Section 3.18, then the board of directors may reject such stockholder's proposal. The secretary of the corporation shall notify a stockholder in writing whether the stockholder's proposal has been made in accordance with the time and information requirements hereof.

   This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 3.18.

                                  ARTICLE IV

                                  COMMITTEES

4.1  COMMITTEES OF DIRECTORS

   The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, but no such committee shall have the power and authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware (relating to mergers and consolidations of domestic and foreign corporations), (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware (relating to mergers of parent and subsidiary corporations).

4.2  MEETINGS AND ACTION OF COMMITTEES

   Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings),
Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.3  COMMITTEE MINUTES

   Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

5.1  OFFICERS
   The corporate officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2  ELECTION OF OFFICERS
   The corporate officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

5.3  SUBORDINATE OFFICERS
   The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine, and, in the case of an officer chosen by the president, by the president.

5.4  REMOVAL AND RESIGNATION OF OFFICERS
   Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, and, in the case of an officer chosen by the president, by the president.

   Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5  VACANCIES IN OFFICES
   A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

5.6  CHAIRMAN OF THE BOARD
   The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

5.7  PRESIDENT
   Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. The president shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8  VICE PRESIDENTS
   In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9  SECRETARY
   The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

   The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

   The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10  CHIEF FINANCIAL OFFICER
   The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

   The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.11  AUTHORITY AND DUTIES OF OFFICERS
   In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

   The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

   Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2  INDEMNIFICATION OF OTHERS
   The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3  PAYMENT OF EXPENSES IN ADVANCE
   The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

6.4  INDEMNITY NOT EXCLUSIVE

   The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

6.5  INSURANCE INDEMNIFICATION

   The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

7.1  MAINTENANCE AND INSPECTION OF SHARE REGISTER

   The corporation shall keep either at its principal executive office or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the board of directors, a record of its stockholders listing the names and addresses of all stockholders and the number and class of shares held by each stockholder.

   Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2  INSPECTION BY DIRECTORS

   Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3  ANNUAL REPORT TO STOCKHOLDERS

   The board of directors shall present at each annual meeting, and of stockholders a full and clear statement of the business and condition of the corporation.

7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS

   The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5  CERTIFICATION AND INSPECTION OF BYLAWS

   The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                GENERAL MATTERS

8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

   For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action (other than action by stockholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Code.

   If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

   From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

   The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4  CERTIFICATES FOR SHARES

   The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

   Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

   Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5  SPECIAL DESIGNATION ON CERTIFICATES

   If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and undercertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6  LOST CERTIFICATES

   Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7  TRANSFER AGENTS AND REGISTRARS

   The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8  CONSTRUCTION; DEFINITIONS
  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Code shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

   The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

   Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                               [PRELIMINARY COPY]

- --------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                         YES! ENTERTAINMENT CORPORATION

         FOR THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 24, 1996

  The undersigned shareholder of YES! Entertainment Corporation, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement each dated August 30, 1996, and hereby appoints Donald D. Kingsborough and Bruce D. Bower, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Special Meeting of Shareholders of YES! Entertainment Corporation to be held on Tuesday, September 24, 1996 at 10:00 a.m., local time, at the Four Points Hotel Sheraton, 5115 Hopyard Road, Pleasanton, California and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on August 22, 1996 as hereinafter specified upon the proposals listed on the reverse side.

  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein. If no specification is made, this proxy will be voted "FOR" the proposals below. The Board of Directors unanimously recommends a vote "FOR" these proposals.

Please mark vote in box in the following manner using dark ink only.   [X]

1. PROPOSAL TO CHANGE THE STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE.
                                               [_] For  [_] Against  [_] Abstain

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE 1995 STOCK OPTION PLAN
                                               [_] For  [_] Against  [_] Abstain

                                             Please sign exactly as name
                                             appears hereon. When shares are
                                             registered in the names of two or
                                             more persons, whether as joint
                                             tenants, as community property or
                                             otherwise, both or all of such
                                             persons should sign. When signing
                                             as attorney, executor,
                                             administrator, trustee, guardian
                                             or another fiduciary capacity,
                                             please give full title as such.
                                             If a corporation, please sign in
                                             full corporate name by President
                                             or other authorized person. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             ______________ Date: ______, 199_
                                             Signature(s)

                                             ______________ Date: ______, 199_
                                             Signature(s)